UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 17, 2003



                         WINTRUST FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                          ____________________________



          ILLINOIS                                       36-3873352
(State or Other Jurisdiction                          (I.R.S. Employer
      of Incorporation)                              Identification No.)


      727 NORTH BANK LANE                              (847) 615-4096
  LAKE FOREST, ILLINOIS 60045                   (Registrant's Telephone Number,
(Address of Principal Executive Offices)             Including Area Code)


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ITEM 5.  OTHER EVENTS.

     On July 17, 2003, Wintrust Financial Corporation (the "Company") announced earnings for the second quarter of 2003. A copy of the press release relating to the Company's earnings results is attached hereto as Exhibit 99.1, and incorporated herein by reference.

ITEM 7(C).  EXHIBITS.

     Exhibit 99.1  2nd Quarter 2003 Earnings Release dated July 17, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     Certain supplemental information relating to non-GAAP financial measures reported in the attached press release is included on page 9 of Exhibit 99.1.


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  WINTRUST FINANCIAL CORPORATION
                                                  (Registrant)


Date:  July 17, 2003                              /s/ David L. Stoehr
                                                  ------------------------------
                                                  Executive Vice President &
                                                  Chief Financial Officer


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                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------
  99.1    2nd Quarter 2003 Earnings Release dated July 17, 2003.


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